                                                                   EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT (this "Agreement") dated as of May 18, 2005 is by and among Pride International, Inc., a Delaware corporation (the "Company"), First Reserve Fund VII, Limited Partnership, a Delaware limited partnership ("Fund VII"), First Reserve Fund VIII, L.P., a Delaware limited partnership ("Fund VIII"), and First Reserve Fund IX, L.P., a Delaware limited partnership ("Fund IX" and, together with Fund VII and Fund VIII, the "Funds").

         WHEREAS, the Funds own an aggregate of 5,976,251 shares of common stock, par value $.01 per share, of the Company (the "Common Stock");

         WHEREAS, concurrently herewith the Company is entering into an underwriting agreement dated the date hereof (the "Underwriting Agreement") with the underwriter named therein (the "Underwriter") pursuant to which the Company will issue and sell to the Underwriter for cash in connection with a firm commitment underwriting (the "Public Offering") 5,976,251 shares of Common Stock (the "Shares") (the closing of such issuance and sale pursuant to the Underwriting Agreement is hereinafter referred to as the "Closing" and the date of such Closing is hereinafter referred to as the "Closing Date"), pursuant to the Company's registration statement on Form S-3 (No. 333-118106) (as amended to the date hereof, the "Registration Statement") and a prospectus supplement dated May 18, 2005 (together with the prospectus included in the Registration Statement, the "Prospectus") filed or to be filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"); and

         WHEREAS, on the Closing Date, the Funds desire to sell to the Company, and the Company desires to purchase from the Funds, an aggregate of 5,976,251 shares of Common Stock (such purchase and sale being hereinafter referred to as the "Purchase").

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth herein, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                   PURCHASE AND SALE OF COMMON STOCK; CLOSING

         Section 1.1 Purchase and Sale of Common Stock. On the basis of the representations and warranties contained herein and upon the terms and subject to the conditions hereof, on the Closing Date, each of the Funds agrees to sell to the Company, and the Company agrees to purchase from each of the Funds, the number of shares of Common Stock (the "FR Shares") set forth opposite such Fund's name on Schedule A hereto at a price per share of $20.68 (the "Per Share Price"), which price represents the price per share to be received by the Company pursuant to the Underwriting Agreement.

         Section 1.2 Closing.

         (a) Subject to satisfaction or waiver of the conditions set forth herein, the closing of the Purchase shall take place at the offices of Baker Botts L.L.P., 910 Louisiana Street, Houston, Texas 77002 on the Closing Date concurrently with or promptly following the Closing (or at such other time or place as shall be mutually agreed upon by the parties hereto).

         (b) At the closing of the Purchase, each of the Funds shall deliver to the Company the certificates representing the FR Shares to be sold to the Company on such date by such Fund, duly endorsed in blank or accompanied by separate stock powers so endorsed, or shall cause such FR Shares to be delivered to the Company's account maintained by American Stock Transfer & Trust Company, the transfer agent and registrar for the Common Stock, in accordance with the procedures of the Depository Trust Company.

         (c) As part of the closing of the Purchase, the Company shall pay to each of the Funds the Per Share Price for each FR Share to be purchased by the Company from such Fund on such date by wire transfer of immediately available funds to an account designated in advance in writing by such Fund.

                                   ARTICLE 2

                  REPRESENTATIONS AND WARRANTIES OF THE FUNDS

         Each of the Funds, severally and not jointly, represents and warrants to the Company as follows:

         Section 2.1 Existence and Power. Such Fund has been duly formed and is validly existing and in good standing as a limited partnership under the laws of the State of Delaware, with the requisite power and authority to execute and deliver this Agreement and consummate the transactions and perform each of its obligations contemplated hereby.

         Section 2.2 Authority; Enforceability. The execution and delivery of this Agreement by such Fund and the consummation by such Fund of each of the transactions and the performance by such Fund of each of its obligations contemplated hereby have been duly and properly authorized by all necessary partnership action on the part of such Fund. This Agreement has been duly executed and delivered by such Fund and constitutes the valid and legally binding obligation of such Fund, enforceable against it in accordance with its terms, except as the enforceability thereof may be subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and general principles of equity (regardless of whether considered in a proceeding in equity or at law), and except as rights to indemnity and contribution hereunder may be limited by any applicable laws or principles of public policy.

         Section 2.3 Ownership of FR Shares. Such Fund is the record and beneficial owner of the number of FR Shares set forth below:

                   Fund                      FR Shares
                   ----                      ---------


                 Fund VII                      281,978
                 Fund VIII                   3,347,235
                 Fund IX                     2,347,038

All such FR Shares held by such Fund are held free and clear of all mortgages, pledges, security interests, liens, claims, encumbrances, equities or other restrictions (collectively, "Liens"). Upon payment for the FR Shares to be sold by such Fund in accordance with the terms and conditions of this Agreement, the Company will acquire good and valid title to such FR Shares free and clear of all Liens.

         Section 2.4 No Conflicts. The execution and delivery of this Agreement by such Fund and the consummation by such Fund of each of the transactions and the performance by such Fund of each of its obligations contemplated hereby (i) do not conflict with or violate (whether with or without notice or a lapse of time or both), require the consent of any Person (as defined below) to or otherwise result in a material detriment to such Fund under its partnership or other organizational documents or any agreement to which it is a party or any law or order applicable to it, in each case in a manner that could reasonably be expected to materially hinder or impair the completion of any of the transactions contemplated hereby; and (ii) do not impose any penalty or other onerous condition on such Fund that could reasonably be expected to materially hinder or impact the completion of any of the transactions contemplated hereby. As used herein, the term "Person" means a natural person, corporation, limited liability company, venture, partnership, trust, unincorporated organization, association or other entity.

         Section 2.5 No Governmental Approvals. No approval from any Governmental Entity (as defined below) is required by or with respect to such Fund in connection with the execution and delivery by such Fund of this Agreement or the consummation by such Fund of the transactions contemplated hereby, except for any such approval the failure of which to be made or obtained (i) has not impaired and could not reasonably be expected to impair the ability of such Fund to perform its obligations under this Agreement in any material respect and (ii) could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by this Agreement. As used herein, the term "Governmental Entity" means any agency, bureau, commission, authority, department, official, political subdivision, tribunal or other instrumentality of any government, whether (i) regulatory, administrative or otherwise, (ii) federal, state or local or (iii) domestic or foreign.

         Section 2.6 Independent Investigation. Such Fund (a) has the requisite knowledge, sophistication and experience in order to fairly evaluate a disposition of the FR Shares to be sold by such Fund hereunder, including the risks associated therewith, and (b) has adequate information and has made its own independent investigation and evaluation to the extent it deems necessary or appropriate concerning the properties, business and financial condition of the Company to make an informed decision regarding the sale of the FR Shares pursuant to this Agreement.

                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to each of the Funds as follows:

         Section 3.1 Existence and Power. The Company has been duly formed and is validly existing company in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to execute and deliver this Agreement and consummate the transactions and perform each of its obligations contemplated hereby.

Section 3.2 Authority; Enforceability. The execution and delivery of this Agreement by the Company and the consummation by the Company of each of the transactions and the performance by the Company of each of its obligations contemplated hereby have been duly and properly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and general principles of equity (regardless of whether considered in a proceeding in equity or at law), and except as rights to indemnity and contribution hereunder may be limited by any applicable laws or principles of public policy.

         Section 3.3 No Conflicts. The execution and delivery of this Agreement by the Company and the consummation of each of the transactions and the performance of each of the obligations contemplated hereby (i) do not conflict with or violate (whether with or without notice or a lapse of time or both), require the consent of any Person to or otherwise result in a material detriment to the Company under its organizational documents or any agreement to which it is a party or any law or order applicable to it, in each case in a manner that could reasonably be expected to materially hinder or impair the completion of any of the transactions contemplated hereby or have a material adverse effect on the business, properties, condition (financial or otherwise), liabilities or prospects of the Company; and (ii) do not impose any penalty or other onerous condition on the Company that could reasonably be expected to materially hinder or impact the completion of any of the transactions contemplated hereby.

         Section 3.4 No Governmental Approvals. No approval from any Governmental Entity is required by or with respect to the Company in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, except (i) such as may have previously been made or obtained or as may be required under the Securities Act or state securities laws or (ii) for any such approval the failure of which to be made or obtained (A) has not impaired and could not reasonably be expected to impair the ability of the Company to perform its obligations under this Agreement in any material respect and (B) could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by this Agreement.

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                                   ARTICLE 4

                             CONDITIONS TO CLOSING

         Section 4.1 Conditions to Obligations of the Company. The obligation of the Company to purchase any FR Shares hereunder is subject to the satisfaction or waiver on or prior to the Closing Date of each the following conditions:

         (a) No Governmental Entity shall have issued any injunction, judgment or order, which shall remain in effect, that would prevent the consummation of the transactions contemplated by this Agreement.

         (b) The Closing shall have occurred or be concurrently occurring in accordance with the terms of the Underwriting Agreement.

         (c) Each of the Funds shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to the Closing Date.

         (d) The representations and warranties of each of the Funds contained in this Agreement and in any certificate or other writing delivered by each of the Funds pursuant hereto shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as though made on and as of such date.

         (e) The Company shall have received a certificate signed by a duly authorized representative of the general partner of each of the Funds to the effects set forth in Section 4.1(c) and (d) above.

         Section 4.2 Conditions to Obligations of the Funds. The obligation of each of the Funds to sell the FR Shares to be sold by such Fund hereunder is subject to the satisfaction or waiver on or prior to the Closing Date of each the following conditions:

         (a) No Governmental Entity shall have issued any injunction, judgment or order, which shall remain in effect, that would prevent the consummation of the transactions contemplated by this Agreement.

         (b) The Closing shall have occurred or be concurrently occurring in accordance with the terms of the Underwriting Agreement.

         (c) The Company shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to the Closing Date.

         (d) The representations and warranties of the Company contained in this Agreement and in any certificate or other writing delivered by the Company pursuant hereto shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as though made on and as of such date.

         (e) The Funds shall have received a certificate signed by a duly authorized officer of the Company to the effects set forth in Section 4.2(c) and (d) above.

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                                   ARTICLE 5

                     ACKNOWLEDGMENTS AND FURTHER AGREEMENTS

         Section 5.1 Shareholders Agreement; Waivers; Releases.

         (a) The parties hereto agree that, effective upon the Closing Date, the Registration Rights Agreement (the "Registration Rights Agreement") set forth in Article 5 of the Second Amended and Restated Shareholders Agreement, dated as of March 4, 2002 (the "Shareholders Agreement"), among the Company and each of the Funds is terminated. For the avoidance of doubt, the parties hereto acknowledge and agree that the respective covenants and agreements of the Funds and the Company contained in the Shareholders Agreement, other than as set forth in such Registration Rights Agreement, have terminated in accordance with the terms thereof prior to the date hereof.

         (b) Except for the Company's indemnification obligations in favor of William E. Macaulay as a former director of the Company and as otherwise expressly provided herein, from and after the Closing Date, each of the Company and the Funds hereby fully releases and forever discharges the other parties from any and all claims and liabilities, whether known or unknown, foreseen or unforeseen, in contract or tort, that either may have against the other related either directly or indirectly to the Shareholders Agreement or the Registration Rights Agreement.

         Section 5.2 Governmental Filings. Each of the Funds and the Company shall make all filings with any Governmental Entity required to be made by such Fund or the Company in accordance with applicable law in connection with the execution and delivery by such Fund or the Company of this Agreement or the consummation by such Fund or the Company of the transactions contemplated hereby, including, without limitation, all filings with the Commission required pursuant to the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations promulgated by the Commission under either such Act.

                                   ARTICLE 6

                                INDEMNIFICATION

         Section 6.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each of the Funds, its general partner, the general partner of the general partner, and the officers and directors of such general partner, and each Person, if any, who controls any of the Funds within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities and expenses are caused by any untrue statement or omission or alleged untrue statement or omission based upon information relating to a Fund furnished in writing to the Company by or on behalf of such Fund expressly for use therein.

         Section 6.2 Indemnification by the Funds. The Funds agree to indemnify and hold harmless the Company, its officers and directors, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Funds, but only with reference to information relating to a Fund furnished in writing by or on behalf of such Fund expressly for use in the Registration Statement or the Prospectus, or any amendment or supplement thereto.

         Section 6.3 Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to
Section 6.1 or Section 6.2 of this Agreement, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall have the right to assume the defense of such proceeding and retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

         Section 6.4 Contribution.

         (a) If the indemnification provided for in this Agreement is unavailable to an Indemnified Party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company and the Funds in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities. The relative fault of the Company and the Funds shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (b) The Company and the Funds agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6.4(a). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Section 6.4(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE 7

                               GENERAL PROVISIONS

         Section 7.1 Notices. All notices, requests and other communications to any party hereunder shall be given:

                  If to a Fund, to it:

                           c/o First Reserve Corporation
                           One Lafayette Place
                           Greenwich, Connecticut 06830
                           Attention:  Thomas R. Denison
                           Facsimile:  (203) 625-8520

                  If to the Company, to:

                           Pride International, Inc.
                           5847 San Felipe, Suite 3300
                           Houston, Texas  77057
                           Attention:  W. Gregory Looser
                           Facsimile:  (713) 914-9796

                           with a copy (which shall not constitute notice), to:

                           Baker Botts L.L.P.
                           910 Louisiana
                           Houston, Texas 77002
                           Attention:  J. David Kirkland, Jr.
                                       Tull R. Florey
                           Facsimile: (713) 229-2779

         Any notice or other communication required or permitted under this Agreement shall be in writing or by telex, telephone or facsimile transmission with subsequent written confirmation, and may be personally served or sent by United States Postal Service or private delivery service and shall be deemed to have been given upon receipt by the party notified. By notice given in accordance with this Section 7.1 to the other party, any party may change its address for the receipt of notices under this Agreement.

         Section 7.2 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         Section 7.3 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 7.4 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York, without reference to its conflict of laws principles that would apply the law of any other state.

         Section 7.5 Section Headings. The captions and headings appearing at the beginning of the various sections of this Agreement are for convenience of reference only and shall not be given any effect whatsoever in the construction or interpretation of this Agreement.

         Section 7.6 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, this being in addition to any other remedy to which they are entitled at law or in equity.

         Section 7.7 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         Section 7.8 Expenses. The Company shall pay the following expenses incurred in connection with the transactions contemplated hereby: (i) filing fees with the Commission; (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the

Shares); (iii) printing expenses; (iv) fees and expenses incurred in connection with the listing of the Shares; (v) fees and expenses of counsel for and the independent registered public accounting firm of the Company; (vi) the reasonable fees and expenses of any additional experts retained by the Company in connection herewith and (vii) the reasonable fees and expenses of a single firm of attorneys for the Funds in connection with the transactions contemplated hereby.

         Section 7.9 Termination. Notwithstanding any provision in this Agreement to the contrary, this Agreement (other than the terms of this Article 7, which shall remain in full force and effect) shall terminate upon the earlier of (i) the date upon which the parties hereto mutually agree in writing to terminate this Agreement and (ii) the date on which the Underwriting Agreement is terminated in accordance with its terms.

         Section 7.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any party may execute this Agreement by the delivery of a facsimile signature, which signature shall have the same force and effect as an original signature.

         Section 7.11 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.



                           [Signature page follows.]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first written above.

                                    PRIDE INTERNATIONAL, INC.

                                          By: /s/ Steven Oldham
                                              ---------------------------------
                                          Name: Steven Oldham
                                          Title: Vice President


                                    FIRST RESERVE FUND VII, LIMITED PARTNERSHIP

                                    By:  First Reserve GP VII, L.P.,
                                          its General Partner

                                          By:  First Reserve Corporation,
                                               its General Partner


                                               By: /s/ Tim Day
                                                   ----------------------------
                                               Name: Tim Day
                                               Title: Vice President


                                    FIRST RESERVE FUND VIII, L.P.

                                     By:  First Reserve GP VIII, L.P.,
                                           its General Partner

                                          By:  First Reserve Corporation,
                                               its General Partner


                                               By: /s/ Tim Day
                                                   ----------------------------
                                               Name: Tim Day
                                               Title: Vice President

                                    FIRST RESERVE FUND IX, L.P.

                                    By:  First Reserve GP IX, L.P.,
                                          its General Partner

                                         By:  First Reserve GP IX, Inc.,
                                               its General Partner


                                              By: /s/ Tim Day
                                                  -----------------------------
                                              Name: Tim Day
                                              Title: Vice President

                                                                     Schedule A


     FUND                                                            FR SHARES
     ----                                                            ---------
     Fund VII.......................................                   281,978
     Fund VIII......................................                 3,347,235
     Fund IX........................................                 2,347,038
                                                                     ---------
          Total.....................................                 5,976,251
                                                                     =========